AMENDED AND RESTATED TERM NOTE

$1,504,662.16                               As of October 1, 1995
                                               Newark, New Jersey


          FOR VALUE RECEIVED, ALFACELL  CORPORATION, a Delaware corporation

("Borrower"), promises to pay to the order  of  FIRST  FIDELITY BANK, N.A.,

NEW  JERSEY  (the  "Bank") at its office at 550 Broad Street,  Newark,  New

Jersey 07102, in accordance  with the Loan Agreement referred to below, the principal sum of ONE MILLION FIVE  HUNDRED FOUR THOUSAND SIX HUNDRED SIXTY-

TWO DOLLARS AND SIXTEEN CENTS ($1,504,662.16)  together  with interest from the date hereof on the unpaid principal amount hereof at the  rate of EIGHT

AND THREE-EIGHTHS PERCENT (8-3/8%) per annum (computed on the basis  of the actual  number  of  days  elapsed  over a year of three hundred sixty (360)

days.

          This Note shall be payable in the following manner:

          (i)  Commencing on November  1,  1995  and  on  each Payment Date thereafter  until  payment  in  full of the unpaid principal amount  hereof together  with  interest  hereon,  the  Borrower  shall  pay  to  the  Bank consecutive equal monthly installments  of  principal  and interest each in the  amount  of  Sixteen Thousand Two Hundred Thirteen and  49/100  dollars

($16,213.49) based on a one hundred fifty (150) month amortization schedule of the unpaid principal  amount hereof together with interest hereon at the rate set forth above;

          (ii) On the fourth  (4th)  Payment  Date  to  occur following the execution  by  the Borrower of a Licensing Agreement, the unpaid  principal amount hereof together  with  interest  hereon  at the rate set forth above will be re-amortized, and on such fourth (4th) Payment  Date  and  on  each

Payment  Date  thereafter  until  payment  in  full of the unpaid principal amount hereof together with interest hereon, the  Borrower shall pay to the

Bank consecutive equal monthly installments of principal and interest based on  a one hundred twenty (120) month amortization schedule  of  the  unpaid principal amount hereof together with interest hereon at the rate set forth above;

          (iii)  In  any  event,  the entire unpaid principal amount hereof together with unpaid interest accrued  thereon  shall be due and payable on

August 31, 1997.

               Both  principal and interest due hereunder  shall be paid in immediately  available funds to the Bank at 550 Broad Street,  Newark,  New

Jersey 07102 or at such other address as the Bank shall notify Borrower.

          This Amended and Restated Term Note is issued in substitution and exchange for (but  not in payment of) the Term Note referred to in the Term

Loan Agreement dated  as  of May 31, 1993 between Borrower and the Bank, as the same has been, or may further  be,  amended,  modified  or supplemented from  time  to  time (the "Loan Agreement"; terms not defined herein  being used as defined therein) and is entitled to all the benefits and subject to the terms and conditions of the Loan Agreement and the other Loan Documents applicable to the  Term Note.  All of the terms and  conditions of the Loan

Agreement are incorporated  herein  as  though  fully  set  forth  and  the undersigned  acknowledges the reading and execution of said Loan Agreement.

The  Loan  Agreement,   among   other   things,   contains  provisions  for

acceleration of the maturity hereof upon the happening  of  certain  stated

events  and  also  for  prepayments  on  account  of principal prior to the maturity hereof upon the terms and conditions therein specified.

          Presentment  for  payment, demand, notice or  dishonor,  protest,

notice of protest and all other  demands and notices in connection with the delivery, performance and enforcement of this Note are hereby waived.

          This Amended and Restated  Term  Note  shall  be construed and is enforceable in accordance with, and shall be governed by, the internal laws of  the  State  of New Jersey without regard to principles of  conflict  of laws.  If any term  or  provision of this Amended and Restated Term Note is at anytime held to be invalid  by any court of competent jurisdiction, such invalidity shall not affect the remaining terms and provisions of this Note which shall continue to be in full force and effect.


ATTEST:                       ALFACELL CORPORATION

/S/GAIL FRASER                By:  /S/KUSLIMA SHOGEN
Gail Fraser                   Kuslima Shogen, President